SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       Energy Services Acquisition Corp.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

                        Energy Services Acquisition Corp.
                                2450 First Avenue
                         Huntington, West Virginia 25703








March 19, 2007


Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Energy Services Acquisition Corp. The Annual Meeting will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 10:00 a.m., local time, on April 23, 2007.

     The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Energy Services Acquisition Corp. Directors and officers will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating performance.

     The business to be conducted at the Annual Meeting consists of the election of five (5) directors to the Board of Directors, and the ratification of the appointment of Castaing Hussey & Lolan, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2007. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Energy Services Acquisition Corp. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote "FOR" the election of directors and "FOR" the ratification of Castaing Hussey & Lolan, LLC as our independent registered public accounting firm for the 2007 fiscal year.

     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,



/s/ Marshall T. Reynolds
------------------------
Marshall T. Reynolds
Chairman and Chief Executive Officer

                        Energy Services Acquisition Corp.
                                2450 First Avenue
                         Huntington, West Virginia 25703
                                 (304) 528-2791

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 23, 2007

         Notice is hereby given that the Annual Meeting of Stockholders of Energy Services Acquisition Corp. will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 at 10:00 a.m., local time, on April 23, 2007.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is being held for the purpose of considering and acting upon:

     1.   the election of five (5) directors to the Board of Directors;

     2. the ratification of the appointment of Castaing Hussey & Lolan, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2007; and

such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 12, 2007 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     A list of stockholders entitled to vote at the Annual Meeting will be available at our main office located at 2450 First Avenue, Huntington, West Virginia 25703 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors


                                           /s/ Marshall T. Reynolds
                                           --------------------------
                                           Marshall T. Reynolds
Huntington, West Virginia                  Corporate Secretary
March 19, 2007

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE ENERGY SERVICES ACQUISITION CORP. THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE
IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                        Energy Services Acquisition Corp.
                                2450 First Avenue
                         Huntington, West Virginia 25703
                                 (304) 528-2791

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 2007

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Energy Services Acquisition Corp. to be used at the Annual Meeting of Stockholders, which will be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on April 23, 2007, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 19, 2007.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

--------------------------------------------------------------------------------
                     VOTING SECURITIES AND VOTING PROCEDURES
--------------------------------------------------------------------------------

     Holders of record of our common stock, par value $0.0001 per share, as of the close of business on March 12, 2007 are entitled to one vote for each share then held, except as described below. As of the record date, we had 10,750,000 shares outstanding and entitled to vote. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the five (5) nominees proposed by the nominating committee of the Board of Directors or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Each share of common stock is entitled to one vote.

     As to the ratification of the appointment of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the appointment of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

     Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of the record date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock, as well as the shares owned by our directors and executive officers as a group.

                                                  Amount of Shares
                                                  Owned and Nature                       Percent of Shares
       Name and Address of                          of Beneficial                         of Common Stock
        Beneficial Owners                           Ownership(1)                            Outstanding

       All Directors and Executive Officers          2,045,000                                 19.0%
       as a Group (5 persons)

       Principal Stockholders:

       Marshall T. Reynolds                           862,500                                   8.0%
       2450 First Avenue,
       Huntington, West Virginia 25703

       Edsel R. Burns                                 537,500                                   5.0%
       2450 First Avenue,
       Huntington, West Virginia 25703

-----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Beneficially owned shares do not include any warrants which are exercisable only upon the later of August 29, 2007 or the successful completion of a business combination.

--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     Our Board of Directors currently is composed of five members. Under our bylaws, all of our directors are to be elected annually. Directors are generally elected to serve for a one-year period and until their respective successors have been elected and shall qualify. The independent members of the Board of Directors has nominated to serve as directors each of the nominees listed in the table below, each of whom is currently a member of the Board of Directors and each of whom has been nominated to serve for a one-year period and until his successor has been elected and shall qualify.

     The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.


                                                                                        Shares of Common
                                                                             Current   Stock Beneficially
                                                                    Director Term to     Owned on Record    Percent
      Names and Address (1)         Age(2)     Positions Held        Since    Expire        Date (3)        of Class

Directors/Nominees:

Marshall T. Reynolds                 70        Chairman, Chief        2006     2007         862,500              8.0%
                                            Executive Officer and
                                             Corporate Secretary

Jack M. Reynolds                     42    Director, President and    2006     2007         430,000              4.0
                                           Chief Financial Officer

Edsel R. Burns                       56            Director           2006     2007         537,500              5.0

Neal W. Scaggs                       70            Director           2006     2007         107,500              1.0

Joseph L. Williams                   61            Director           2006     2007         107,500              1.0

All    Directors   and   Executive                                                        2,045,000             19.0%
Officers as a Group (5 persons)                                                           =========


-----------------------
(1) The mailing address for each person listed is 2450 First Avenue, Huntington, West Virginia 25703.
(2)  As of March 12, 2007.
(3) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Beneficially owned shares do not include any warrants which are exercisable only upon the later of August 29, 2007 or the successful completion of a business combination.

Directors and Executive Officers

         The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions since our inception unless otherwise stated.

     Marshall T. Reynolds has served as Chairman of the Board of Directors since our inception. Mr. Reynolds has served as Chief Executive Officer and Chairman of the Board Directors of Champion Industries, Inc., a commercial printer, business form manufacturer and supplier of office products and furniture, from 1992 to the present, and sole stockholder from 1972 to 1993; President and General Manager of The Harrah & Reynolds Corporation, from 1964 (and sole stockholder since 1972) to present; Chairman of the Board of Directors of Portec Rail Products, Inc.; Chairman of the Board of Directors of the Radisson Hotel in Huntington, West Virginia; and Chairman of the Board of Directors of McCorkle Machine and Engineering Company in Huntington, West Virginia. Mr. Reynolds also serves as a Director of the Abigail Adams National Bancorp, Inc. in Washington, D.C.; Chairman of the Board of Directors of First Guaranty Bank in Hammond, Louisiana; and Chairman of the Board of Directors of Premier Financial Bancorp, Inc. in Huntington, West Virginia. Mr. Reynolds is the father of Jack Reynolds.

     Jack M. Reynolds has served as President, Chief Financial Officer and a member of our Board of Directors since our inception. Mr. Reynolds has been a Vice President of Pritchard Electric Company since 1998. Pritchard is an electrical contractor providing electrical services to both utility companies as well as private industries. Mr. Reynolds also serves as a Director of Citizens Deposit Bank of Vanceburg, Kentucky.

     Edsel R. Burns has been a Director since our inception. Mr. Burns has been President and Chief Executive Officer of C. J. Hughes Construction Company, Inc. from September of 2002 to the present. C. J. Hughes is an underground utility construction company specializing in gas and water line replacement as well as utility environmental issues. From January 2002 to September of 2002, Mr. Burns was self-employed as an independent financial consultant to banks. From June of 2001 to December 2001, Mr. Burns was the Chief Financial Officer for Genesis Health Systems, a holding company for a collaborative group of three hospitals, two in Huntington, West Virginia and one in Point Pleasant, West Virginia. Mr. Burns is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants as well as the West Virginia and Ohio societies of CPAs. He also is on the Board of Directors of Premier Financial Bancorp, Inc.

     Neal W. Scaggs has been a Director since our inception. Mr. Scaggs has been president of Basiden Brothers, Inc. (retail and wholesale hardware) from 1963 to the present. Mr. Scaggs is on the Boards of Directors of Premier Financial Bancorp, Inc., Champion Industries, Inc. and Portec Rail Products, Inc.

     Joseph L. Williams has been a Director since our inception. Mr. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams also serves as a Director of Abigail Adams National Bancorp, Inc., in Washington, D.C. Mr. Williams is also a Director of Consolidated Bank & Trust Co., in Richmond, Virginia. Mr. Williams is a member of the West Virginia Governor's Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the U.S. Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a member of its Institutional Board of Governors.

Board Independence

     The Board of Directors consists of a majority of "independent directors" within the meaning of the American Stock Exchange corporate governance listing standards. The Board of Directors has determined that Messrs. Burns, Scaggs and Williams are "independent directors" within the meaning of such standards.

     The Board of Directors has adopted a policy that the independent directors of the Board of Directors shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings. Four executive sessions were held during the fiscal year ended September 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

     Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(b) of the Securities Exchange Act of 1934. The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in our Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of ownership reports required to be filed for the fiscal year ended September 30, 2006, all of our directors, officers and owners of more than 10% of our common stock filed these reports on a timely basis.

Meetings of the Board of Directors

     Beginning in February of 2007, the Board of Directors meets monthly or more often as may be necessary. In fiscal 2006, the Board of Directors held four special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held. All directors serving on our committees attended more than 75% of the total number of committee meetings on which they served during fiscal 2006. Although not required, attendance of Board members at the Annual Meeting of Stockholders is encouraged. The 2007 Annual Meeting of Stockholders is our first annual meeting.

Board Committees

     The Board of Directors has an audit committee. The Board of Directors has adopted a charter for this committee, which is attached as Appendix A to this proxy statement.

     Audit Committee. The audit committee consists of Messrs. Burns, Scaggs, and Williams with Mr. Burns acting as chairman of the committee. The audit committee met four times during the fiscal year ended September 30, 2006. The independent directors appointed to the audit committee are independent members of the board of directors, as defined by Securities and Exchange Commission rules and the American Stock Exchange corporate governance listing standards. Each member of the audit committee is financially literate, and the Board of Directors has determined that Mr. Burns qualifies as an audit committee financial expert, as such term is defined by Securities and Exchange Commission rules.

     The audit committee reviews the professional services and independence of our independent registered public accounting firm and our accounts, procedures and internal controls. The audit committee also recommends the firm selected to be our independent registered public accounting firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent public accounting firm our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on us that are brought to the committee's attention by management, the independent registered public accounting firm or the board of directors, and evaluates all of our public financial reporting documents.

Audit Committee Report

     In accordance with rules established by the Securities and Exchange Commission, the audit committee has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing activities, the audit committee has:

     o reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the fiscal year ended September 30, 2006;

     o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

     Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006. In addition, the Audit Committee appointed Castaing Hussey & Lolan, LLC as our independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to the ratification of this appointment by the stockholders.

     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

                                 Edsel R. Burns
                                 Neal W. Scaggs
                               Joseph L. Williams

     Other Committees. The Board has determined that the independent members of the Board of Directors will perform the duties of the nominating committee and the compensation committee of the Board of Directors. As a result, the independent directors will (i) identify individuals qualified to become members of the Board of Directors and recommend to the Board of Directors the nominees for election to the Board of Directors, (ii) recommend director nominees for each committee to the Board of Directors, (iii) identify individuals to fill any vacancies on the Board of Directors, (iv) discharge the Board of Directors' responsibilities relating to compensation of our directors and officers and (v) review and recommend to the Board of Directors, compensation plans, policies and benefit programs, as well as approve chief executive officer compensation.

     The independent directors of the Board identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Board decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the independent directors would solicit suggestions for director candidates from all board members. The independent directors would seek to identify a candidate who at a minimum satisfies the following criteria:

     o has the highest personal and professional ethics and integrity and whose values are compatible with ours;

     o has experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

     o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

     o is familiar with the communities in which we operate and/or is actively engaged in community activities;

     o is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

     o has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

     The independent directors will also take into account whether a candidate satisfies the criteria for "independence" under Securities and Exchange Commission rules and the American Stock Exchange and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert."

Procedures for the Nomination of Directors by Stockholders

     The Board of Directors has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the independent members of the Board of Directors will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 2450 First Avenue, Huntington, West Virginia 25703. The Corporate Secretary must receive a submission not less than forty-five (45) days prior to the date of our proxy materials for the preceding year's annual meeting. The submission must include the following information:

     o a statement that the writer is a stockholder and is proposing a candidate for consideration by our independent directors;

     o the name and address of the stockholder as they appear on the our books and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

     o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

     o    a statement of the candidate's business and educational experience;

     o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

     o a statement detailing any relationship between the candidate and Energy Services Acquisition Corp.;

     o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Energy Services Acquisition Corp.;

     o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

     o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders will also need to comply with any additional procedural and informational requirements adopted in the future.

Stockholder Communications with the Board

     A stockholder who wants to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary at 2450 First Avenue, Huntington, West Virginia 25703, Attention: Corporate Secretary. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

     o forward the communication to the director or directors to whom it is addressed;

     o attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or

     o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

     At  each  board  meeting,   management  shall  present  a  summary  of  all
communications received since the last meeting that were not forwarded and make those communications available to the directors.

Compensation Committee Interlocks and Insider Participation

     The compensation committee is comprised of our independent directors. Under the board's policies, Mr. Marshall Reynolds, Mr. Jack Reynolds, and any other director who is also an executive officer, will not participate in the Board of Directors' determination of compensation for their respective offices in the future if compensation is given to executive officers.

Report of the Compensation Committee on Executive Compensation

     As of the end of fiscal 2006, no compensation has been paid to any executive officer. Consequently, the independent members of the Board of Directors have not met in their capacity as the Compensation Committee and have not formulated any policies on executive compensation. If we offer compensation in the future to our executive officers, including our Chief Executive Officer, we will adopt standards and policies to govern compensation.

Code of Ethics

     We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was previously filed as an exhibit to our Registration Statement on Form S-1. A copy of the Code will be furnished without charge upon written request to the Corporate Secretary, Energy Services Acquisition Corp., 2450 First Avenue, Huntington, West Virginia.

Stock Performance Graph

     The following graph demonstrates a comparison of total cumulative returns for our common stock, the S&P 500 Index and the Russell 2000 Index. The graph assumes an investment of $100 in our common stock at the close of business on October 3, 2006, the first day our common stock began trading on the American Stock Exchange and in each of the stocks comprising the indices. Each of the indices assumes that all dividends were reinvested and that the investment was maintained to and including December 29, 2006, the end of the calendar year. There can be no assurance that our common stock's performance will continue in the future with the same or similar trend depicted in the graph.

                          [Performance Graph Omitted]


                                10/3/2006              10/31/2006             11/30/2006             12/29/2006
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
ESA                              100.00                  100.40                 101.10                 101.50
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
S&P 500 Index                    100.00                  103.30                 105.00                 106.30
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Russell 2000 Index               100.00                  106.80                 109.40                 109.60
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Director and Executive Compensation

     No executive officer or director has received any cash compensation for services rendered. Commencing on August 30, 2006 through the acquisition of a target business, we will pay Chapman Printing Co., an entity associated with and owned in part by Marshall T. Reynolds, up to $5,000 per month for reimbursable expenses (such as administrative expenses, postage and telephone expenses) at cost. However, this arrangement is solely for our benefit and is not intended to provide Marshall T. Reynolds compensation in lieu of a salary.

     Other than this expense reimbursement, no compensation of any kind, including finder's and consulting fees, will be paid to any of our initial stockholders, officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination.
However, our initial stockholders will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than the Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. If none of our directors are deemed "independent," we will not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement. Our current management may only be able to remain with the combined company after the consummation of a business combination if they are able to negotiate mutually agreeable employment terms as part of any such combination, which terms would be disclosed to stockholders in any proxy statement relating to such transaction. The financial interest of our officers and directors, including any compensation arrangements, could influence their motivation in selecting, negotiating and structuring a transaction with a target business, and thus, there may be a conflict of interest when determining whether a particular business combination is in the stockholder's best interest.


Certain Relationships and Related Transactions

     As of August 30, 2006, we issued 2,150,000 shares of our common stock to the parties set forth below for $25,000 in cash, as follows:

 Name                          Number of Shares             Relationship to Us

Marshall T. Reynolds............  537,500              Chairman  of  the  Board,
                                                       Chief  Executive  Officer
                                                        and Secretary
Jack M. Reynolds................  430,000              Director, President and
                                                       Chief Financial Officer
Edsel R. Burns..................  537,500              Director
Neal W. Scaggs..................  107,500              Director
Joseph L. Williams..............  107,500              Director
Douglas Reynolds................  430,000              (1)
----------------
(1)  Douglas Reynolds is the son of Marshall T. Reynolds and the brother of Jack
     M. Reynolds.

     The holders of the majority of these shares may request that we register these shares pursuant to an agreement signed on September 6, 2006. We will use our best efforts to prepare and file such registration statement, although we are not obligated to do so. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders may request certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. We will use our best efforts to prepare and file such registration statements although we are not obligated to do so. We will bear the expenses incurred in connection with the filing of any such registration statements.

     Our five directors as well as Douglas Reynolds and as agreed with Ferris, Baker Watts, Incorporated, purchased in the aggregate 3,076,923 warrants in a private placement that occurred prior to our initial public offering at a price of $0.65 per warrant. In no event shall we be obligated to settle these warrants, in whole or in part, for cash. Therefore any and all such warrants can expire unexercised or unredeemed. The initial stockholders have agreed that to the extent any of them are warrantholders they have no rights to participate in any liquidation distribution occurring upon our failure to consummate a business combination, but only with respect to those shares of common stock acquired by them prior to our initial public offering, and the 3,076,923 warrants included in the private placement, therefore, they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following our initial public offering. In addition, in connection with the vote required for any initial business combination, all of our existing stockholders, including all of our officers and directors, have agreed to vote all of the shares of common stock owned by them, including those acquired in the private placement, or during or after our initial public offering, in accordance with the majority of the shares of common stock voted by the public stockholders.

     Chapman Printing Co., an entity associated with, and owned in part by, Marshall T. Reynolds agreed that, commencing on August 30, 2006 through the acquisition of a target business, it will make available to us certain limited administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in Huntington, West Virginia, as we may require from time to time. We have agreed to pay Chapman Printing Co. up to $5,000 per month for reimbursable expenses. Marshall T. Reynolds is a part owner of Chapman Printing Co.

     However, this arrangement is solely for our benefit and is not intended to provide Marshall T. Reynolds compensation in lieu of a salary. However, if our directors are not deemed "independent," we will not have had the benefit of disinterested directors approving this transaction.

     Marshall T. Reynolds has advanced a total of $150,000, on a non-interest bearing basis, to us as of September 30, 2006 for working capital purposes.

     We will reimburse out officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our Board or a court of competent jurisdiction if such reimbursement is challenged.

     Other than the payment of up to $5,000 per-month for reimbursable out-of-pocket expenses (such as administrative expenses, postage and telephone expenses) at cost payable to Chapman Printing Co., no compensation or fees of any kind, including finder's and consulting fees, will be paid to any of our initial stockholders, officers or directors who owned our common stock prior to our initial public offering, or to any of our respective affiliates for services rendered to us prior to or with respect to the business combination.

     Marshall T. Reynolds is deemed to be our "promoter" as such term is defined under the Federal securities laws.

--------------------------------------------------------------------------------
 PROPOSAL 2--RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     The audit committee has approved the appointment of Castaing Hussey & Lolan, LLC to be our independent registered public accounting firm for the 2007 fiscal year, subject to the ratification of the appointment by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the appointment of Castaing Hussey & Lolan, LLC for the fiscal year ending September 30, 2007. A representative of Castaing Hussey & Lolan, LLC is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires. The following is a summary of fees paid or to be paid to Castaing Hussey & Lolan, LLC for services rendered.

Audit Fees

     During the fiscal year ended September 30, 2006, we paid our independent registered public accounting firm $42,966 for the services they performed in connection with our initial public offering, including the financial statements included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2006. Additionally, we expect to pay our independent registered public accounting firm $6,860 for the services they have performed in connection with the audit of our financial statements included in our Annual Report.

Audit-Related Fees

     During fiscal 2006, except as described above, our independent registered public accounting firm did not render any audit assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

     During fiscal 2006, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

     During fiscal 2006, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

     Since the audit committee was not formed until April 2006, the audit committee did not pre-approve all of the foregoing services although any services rendered prior to the formation of the audit committee were approved by our Board of Directors. Since the formation of our audit committee and on a going-forward basis, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent registered public accounting firm to render audit or non-audit services, the engagement has been and will be approved by the audit committee.

     In order to ratify the appointment of Castaing Hussey & Lolan, LLC as the independent registered public accounting firm for the 2007 fiscal year, the proposal must receive the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CASTAING HUSSEY& LOLAN, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

-------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 2450 First Avenue, Huntington, West Virginia 25703, no later than November 12, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Advance Notice of Business to be Conducted at an Annual Meeting

     Our bylaws provide an advance notice procedure for business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, a stockholder's notice must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety
(90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class, series and number of shares of our capital stock which are beneficially owned by the stockholder. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

     Accordingly, advance written notice for business to be brought before the next annual meeting must be given to us no later than February 21, 2008 assuming next year's annual meeting is held on April 21, 2008. If notice is received after that date, it will be considered untimely, and we will not be required to present the matter at the meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of solicitation of proxies in the form enclosed herewith will be borne by Energy Services Acquisition Corp. Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2006 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO EDSEL R. BURNS, ENERGY SERVICES ACQUISITION CORP., 2450 FIRST AVENUE, HUNTINGTON, WEST VIRGINIA 25703, OR CALL (304) 528-2791.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ Marshall T. Reynolds
                                          -------------------------
                                           Marshall T. Reynolds
                                           Corporate Secretary

Huntington, West Virginia
March 19, 2007

                                   APPENDIX A

                        ENERGY SERVICES ACQUISITION CORP.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The board of directors (the "Board") of Energy Services Acquisition Corp. (the "Company") hereby establishes the Audit Committee of the Board with the following purpose, authority, powers, duties and responsibilities.

Purpose

     The purpose of the Audit Committee is to represent and assist the board of directors (the "Board") of Energy Services Acquisition Corp. (the "Company") in its general oversight of the Company's accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (1) the preparation, presentation and integrity of the company's financial statements; (2) accounting and financial reporting principles; and (3) the company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards in the United States ("GAAP").

     The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is "independent" under applicable rules. The Audit Committee serves a board level oversight role where it oversees the relationship with the independent registered public accounting firm, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.

Membership and Structure

     The Audit Committee is comprised of at least three directors determined by the Board. At least one member of the Audit Committee must be financially sophisticated, as determined by the Board, and no Audit Committee member may have participated in the preparation of the financial statements of the company or any of the company's current subsidiaries at any time during the past three years. Appointment to the Audit Committee and the designation of any Audit Committee members as "audit committee financial experts" shall be made on an annual basis by the full Board.

     Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent. When necessary, the Audit Committee shall meet in executive session outside of the presence of any senior officer of the company. The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board.

     In fulfilling its responsibilities the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

Responsibilities

    The Audit Committee:

     o is directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm shall report directly to the Audit Committee.

     o obtains and reviews annually a report by the independent registered public accounting firm describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with any such issues.

     o reviews and discusses with the independent registered public accounting firm the written statement from the independent registered public accounting firm concerning any relationship between the auditor and the company or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assesses the independence of the auditor.

     o establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent registered public accounting firm.

     o reviews and discusses with the independent registered public accounting firm: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent registered public accounting firm's procedures with respect to interim periods.

     o reviews and discusses reports from the independent registered public accounting firm on (a) all critical accounting policies and practices used by the company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent registered public accounting firm, and (c) other material written communications between the independent registered public accounting firm and management.

     o reviews and discusses with the independent registered public accounting firm the independent registered public accounting firm's judgments as to the quality, not just the acceptability, of the company's accounting principles and such further matters as the independent registered public accounting firm presents the Committee under generally accepted auditing standards.

     o discusses with the Company's officers and the independent registered public accounting firm quarterly earnings press releases, including the interim financial information and other disclosures included therein, reviews the year-end audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year.

     o reviews and discusses with the Company's officers and the independent registered public accounting firm various topics and events that may have significant financial impact on the company or that are the subject of discussions between the Company's officers and the independent registered public accounting firm.

     o reviews and discusses with the Company's officers the Company's major financial risk exposures and the steps the Company's officers have taken to monitor and control such exposures.

     o    reviews and approves related-party transactions.

     o reviews and discusses with the independent registered public accounting firm, and the Company's officers: (a) the adequacy and effectiveness of the company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent registered public accounting firm or management; (b) the company's internal audit procedures; and (c) the adequacy and effectiveness of the company's disclosures controls and procedures, and management reports thereon.

     o reviews annually with the Company's officers the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the independent registered public accounting firm in executing their plans and meeting their objectives.

     o reviews the use of auditors other than the independent registered public accounting firm.

     o reviews matters related to the corporate compliance activities of the Company.

     o establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o establishes policies for the hiring of employees and former employees of the independent registered public accounting firm.

     o publishes the report of the Audit Committee required by the rules of the United States Securities and Exchange Commission to be included in the Company's annual proxy statement.

     o when appropriate, designates one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct.

Advisers

     The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

                                 REVOCABLE PROXY

                        ENERGY SERVICES ACQUISITION CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 23, 2007

     The undersigned hereby appoints the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Energy Services Acquisition Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia 25701 on April 23, 2007 at 10:00 a.m., local time. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                          VOTE
                                                          FOR           WITHHELD

1.  The election as directors of all nominees             [  ]            [  ]
    listed below each to serve
    for a one-year term.

    Marshall T. Reynolds, Jack M. Reynolds,
    Edsel R. Burns, Neal W. Scaggs and Joseph L. Williams

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.


------------------------------------

------------------------------------

------------------------------------

                                                   FOR      AGAINST     ABSTAIN
2.  The ratification of the appointment of         [  ]      [  ]         [  ]
    Castaing Hussey & Lolan, LLC as the
    independent registered public accounting firm for the Company for the fiscal year ending September 30, 2007.



The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated March 19, 2007 and the Company's 2006 Annual Report on Form 10-K, including audited financial statements.


Dated: _________________________        [  ]    Check Box if You Plan
                                                to Attend Annual Meeting


------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


-------------------------------         ----------------------------------
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


                                        Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.





         Please complete and date this proxy card and return it promptly in the enclosed postage-prepaid envelope.